SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K


             Current Report Pursuant to Section 13 or 15(d) of the
                         Security Exchange Act of 1934

                       Date of Report:  October 13, 1998



                       NEIMAN MARCUS FUNDING CORPORATION
            (Exact name of registrant as specified in its charter)




                                   Delaware
                (State or other jurisdiction of incorporation)

            33-88098                                  04-2354838
      (Commission File Number)            (IRS Employer Identification Number)




                       Neiman Marcus Funding Corporation
                                1201 Elm Street
                              Dallas, Texas 75201
                                (214) 761-2300

              (Address, including Zip Code, and Telephone Number, including Area Code, of Registrant's Principal Executive Office)

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Item 5:  Other Events

      The Monthly Servicer's Certificate for the Monthly Period ended END with respect to both the 7.60% Class A Asset Backed Certificates, Series 1995-1 and the 7.75% Class B Asset Backed Certificates, Series 1995-1, issued by the Neiman Marcus Group Credit Card Master Trust, was distributed September 10, 1998.

      The above described Monthly Servicer's Certificate is filed as Exhibit 99 to this Report.


                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Dated:  October 13, 1998

                                NEIMAN MARCUS FUNDING CORPORATION


                                By:/s/ Paul F. Gibbons
                       Name:    Paul F. Gibbons
                       Title:   Vice President and Treasurer

























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                                 EXHIBIT INDEX


      EXHIBIT                                         SEQUENTIALLY
      NUMBER                  DESCRIPTION             NUMBERED PAGE

          99                  Monthly Servicer's          4
                              Certificate for the
                              Monthly Period ended
                              September 30, 1998











































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